1 State Street Global Markets & Global Exchange: Creating Access and Developing Solutions Credit Suisse 18th Annual Financial Services Forum Louis D. Maiuri Executive Vice President and Head of State Street Global Markets & Global Exchange Wednesday, February 8, 2017 Exhibit 99.1

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “expect,” "priority," “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to February 8, 2017. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, our ability to manage levels of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement changes to the regulatory framework applicable to our operations, including implementation of the Dodd-Frank Act, the Basel III final rule and European legislation (such as the Alternative Investment Fund Managers Directive, Undertakings for Collective Investment in Transferable Securities Directives and Markets in Financial Instruments Directive II); among other consequences, these regulatory changes impact the levels of regulatory capital we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, and restrictions on banking and financial activities. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning, and compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; we may not successfully implement our plans to have a credible resolution plan by July 2017, or that plan may not be considered to be sufficient by the Federal Reserve and the FDIC, due to a number of factors, including, but not limited to challenges we may experience in interpreting and addressing regulatory expectations, failure to implement remediation in a timely manner, the complexities of development of a comprehensive plan to resolve a global custodial bank and related costs and dependencies. If we fail to meet regulatory expectations to the satisfaction of the Federal Reserve and the FDIC in our resolution plan submission to be filed on July 1, 2017 or in any future submission, we could be subject to more stringent capital, leverage or liquidity requirements, or restrictions on our growth, activities or operations; adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; increasing requirements to obtain the prior approval or non-objection of the Federal Reserve or our other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including that which may result from recessions or political instability, for example, the U.K.'s referendum to exit from the European Union may continue to disrupt financial markets or economic growth in Europe or similarly, financial markets may react sharply or abruptly to actions taken by the new Presidential Administration in the United States; our ability to develop and execute State Street Beacon, our multi-year transformation program to digitize our business, deliver significant value and innovation for our clients and lower expenses across the organization, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputation and other consequences of our failure to meet such expectations; the results of our review of our billing practices, including additional amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships and adverse actions by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes or civil or criminal proceedings, including, without limitation, that a resolution of the SEC's previously disclosed investigation concerning six EMEA-based (Europe, Middle- East and Africa) clients that were overcharged for transition management services in 2010 and 2011, on the previously disclosed terms agreed upon in principle with the SEC Staff or otherwise, is not final and is subject to completion of negotiations with the SEC Staff, followed by review and consideration by the SEC, and the terms of any such settlement, including, without limitation, the amount of the related penalty, remain subject to change; due to the large pools of assets controlled by our institutional clients, we are subject to the risk of potentially significant variability in our assets under custody and administration and assets under management, and correspondingly in our fee revenue and results of operations, in the event of the loss or gain of any one client or the re-balancing or reinvestment of a significant portion of any one or more clients’ assets into lower-or higher-fee asset classes, and we are subject to significant pressure to reduce the fees we charge for our services as a result of the considerable market influence exerted by those clients and other competitive forces; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems (including those of our third-party service providers) and their effective operation both independently and with external systems, and complexities and costs of protecting the security of such systems and data; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize emerging needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2015 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this news release is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

3 Delivering new perspective and insight into risk management and investment strategy Maintaining the inventory of client capital and dividends / interest owing products Creating access to alpha, insights, liquidity and financing by enhancing portfolio values Developing investment strategies that make the best use of client capital We have a strong global franchise and are providing key services and solutions to our institutional clients • Proven experience, with approximately $2.5 trillion assets under management* as of December 31, 2016 • Access to a wide range of investment strategies across the risk/return spectrum • With approximately $521 billion* in global ETF assets under management, we have one of the broadest ranges of ETFs in the industry • Delivering investment research, foreign exchange (FX) trading and securities lending • Providing liquidity across 36 international markets, with approximately $3.23 trillion in lendable assets as of December 31, 2016 • $21.1 trillion in foreign exchange and interbank volume traded in 2016 • Assets under custody and administration of approximately $28.8 trillion as of December 31, 2016 • One of the world’s leading investment service providers • Fund accounting and administration, custody, investment operations outsourcing, recordkeeping, performance and analytics, and transfer agency services • Integrated solutions across the lifecycle of trades • Aligning research and advisory, portfolio performance and risk analytics, information and data management to deliver innovation • Customized and flexible multi-asset class products and services *This AUM includes the assets of the SPDR® Gold ETF (approximately $30.6 billion as of December 31, 2016), for which State Street Global Markets, LLC, an affiliate of State Street Global Advisors, serves as the distribution agent.

4 We can build better investment outcomes for our clients through Global Markets’ solutions

5 Our focus on institutional investors, innovation and FX product diversification has led to sustained growth Foreign Exchange Revenue (2012 – 2016) - 200 400 600 800 1,000 2012 2013 2014 2015 2016 R e v e n u e ( $M ) Currency Management Revenue Electronic FX Brokerage Services Revenue (Since 2001) FX Revenue Sales & Trading and Research Growth Initiatives • Emerging Markets – Expand our existing Emerging Markets business to become a top ranked EM FX liquidity provider globally • eFX Market Making and Distribution – Increase distribution and the sophistication of risk management • Direct FX Sales Trading – Structured sales process to acquire clients, expand share-of-wallet, and grow market share • Market Making – Increase market making parallel to client flows • Macro Strategy Research – Lead sales prospecting with our research; embed research in client’s investment process targeting CIO and PMs to sustain and deepen relationships eFX Brokerage Platforms • FX Connect is an end-to-end FX multi-counterparty trading and workflow platform for institutional investors • Currenex is an active FX trading platform and provider of high-performance technology for professional FX Traders Currency Management • Shareclass Hedging – Provides managers with global product distribution by replicating fund returns in multiple currencies • Portfolio Hedging – Mitigates unwanted currency exposure inherent in globally diversified portfolios CAGR 4%

6 Our strong and growing Securities Finance franchise provides both financing solutions and alpha generation for our clients 0 100 200 300 400 500 600 2012 2013 2014 2015 2016 R e v e n u e ( $M ) CAGR 9% Securities Finance Revenue (2012 – 2016) Agency Securities Lending • Providing customers with high value service and performance through global footprint and leading position in industry • Continuing to explore value-chain disruptors for the industry (e.g. peer-to-peer models, central counterparty clearing) • Playing a lead role engaging Basel and local regulators to help shape capital, liquidity and money market reform Enhanced Custody (Principal Securities Lending) • Continued strong growth as value proposition of protection and funding diversification has gained significant traction across broad customer base • Increasing capabilities as business matures, including additional product and global coverage • Completed first test of Blockchain functionality to improve loan and collateral settlement process

7 Client Challenges • Asset managers and asset owners are seeking an information advantage while needing to lower the cost of their operations • Managing risk has become an increasingly important topic in today’s complex and fast moving markets • The search for better performance at the right level of risk is paramount in today’s challenging markets • Attracting assets in an increasing competitive global marketplace requires the ability to differentiate capabilities GX Value Proposition • We provide hosted data and software solutions to help clients reduce operating infrastructure costs • We provide information, insights and analytic solutions to address transparency needs across the investment lifecycle • We help clients make better informed investment decisions with proprietary research, advisory services, indices and indicators • We provide investable strategies and curated research to help asset owners and managers grow their business Enhancing Performance Raising Assets Managing Risk Managing Enterprise Data Global Exchange’s capabilities are aligned around solving strategic client challenges

Global Exchange's State Street Associates have been helping generate insights for Global Markets' clients for over 15 years

Investor Behavior

Asset Flows, Daily



Flow Agreement Measures, Daily


Disagreement
Net flows
Low Agreement
→ Weak flows,
Price Inflexion

Holdings Indicators, Daily



Style Values and Indicators Daily



Risk Indices

Turbulence Index, Daily



Turbulence Publication Daily



Tail Risk Monitor



Asset Owners

Multi-Risk Optimization Innovation



Benefits Payment Optimization



Manager Reallocation Analysis Bespoke



Within Horizon Risk Innovation



PriceStats

Inflation Map



Daily Country Inflation Series



Monthly Country Inflation Series



PriceStats Inflation Estimates



STATE STREET.

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9 Questions and Answers State Street Global Markets & Global Exchange: Creating Access and Developing Solutions Credit Suisse 18th Annual Financial Services Forum Louis D. Maiuri Executive Vice President and Head of State Street Global Markets & Global Exchange Wednesday, February 8, 2017